UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: February 2, 2008

EASY GOLF CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-51760	20-2815911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10-44 Chester Le Blvd, Toronto, ON M1W2M8 CANADA
(Address of principal executive offices)

Registrant’s telephone number, including area code: 1-647-268-3809

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 2, 2008 the Board of Directors of Easy Golf Corporation (the “Company”) elected to change the Company’s fiscal year end from June 30th to December 31st.  The report covering the transition period will be filed on a Form 10-KSB for the period which ended on December 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASY GOLF CORPORATION

Date: February 2, 2008

/s/ Quanfeng Wang

---------------------------------
By:  Quanfeng Wang
Its:   Chief Executive Officer